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                                                                    EXHIBIT 10.3

                                THIRD AMENDMENT
                                     TO THE
                           REVOLVING CREDIT AGREEMENT
                                 BY AND BETWEEN
        TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL COMMUNICATIONS, INC.

    This Third Amendment (the "Third Amendment") to the Revolving Credit Agreement dated as of August 1, 1995, as previously amended (the "Revolving Credit Agreement") by and between Telephone and Data Systems, Inc. ("TDS"), an Iowa corporation, and Aerial Communications, Inc. ("Company"), a Delaware corporation is effective this 29th day of August, 1997.

    WHEREAS TDS and the Company entered into the Revolving Credit Agreement dated and made effective as of August 1, 1995, which Revolving Credit Agreement was subsequently amended effective as of December 31, 1995 (the "First Amendment"); and August 7, 1997 (the "Second Amendment"); and

    WHEREAS TDS continues to own certain of the issued and outstanding shares of the capital stock of the Company; and

    WHEREAS, the Company has identified a need for additional funds and TDS agrees to provide the Company certain additional funds for specified purposes under terms more particularly set forth in the Revolving Credit Agreement; and

    NOW, THEREFORE, in consideration of the promises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

    1. All references to "$300,000,000.00" shall be changed to "$425,000,000.00".

    TDS's obligation to furnish additional funds under the Revolving Credit Agreement shall terminate on December 31, 1998. However, in the event that TDS's ownership of the Company shall fall below 70%, the Revolving Credit Agreement shall expire 6 months after such date.

    All other terms and conditions of the Revolving Credit Agreement shall remain unchanged and in full force and effect. All defined terms contained in the Revolving Credit Agreement are hereby incorporated into this Third Amendment and shall have the same meaning herein as in the Revolving Credit Agreement, unless otherwise defined herein.

    IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Third Amendment to the Revolving Credit Agreement, effective as of the date first written above.

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
TELEPHONE AND DATA SYSTEMS, INC.            AERIAL COMMUNICATIONS, INC.

By: /s/ MURRAY L. SWANSON                   By: /s/ J. CLARKE SMITH
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Name: Murray L. Swanson                     Name: J. Clarke Smith
Title: Executive Vice President -           Title: Vice President Finance &
Finance                                     Administration
Date: 08/29/97                              Date: 08/29/97
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